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                            AMENDMENT NUMBER TWO TO
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT, dated as of April 27, 1999 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 30, 1998, as amended by that certain First Amendment to Loan and Security Agreement, dated as of September 30, 1998 (as amended from time to time, the "Loan Agreement"), by and between THE CREDIT STORE, INC., a Delaware corporation ("Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Agreement shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                 R E C I T A L S

         WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment.

         NOW, THEREFORE, the parties hereto agree as follows:

                                A M E N D M E N T

         Section 1. AMENDMENT TO SECTION 9.1 OF THE SCHEDULE TO LOAN AND SECURITY AGREEMENT. Section 9.1 of the Schedule to the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "Section 9.1 - Maturity Date:
          July 29, 1999.                        Notwithstanding the provisions
                                                in Section 9.1 of the Agreement,
                                                the Agreement shall terminate on
                                                the Maturity Date, unless
                                                Borrower gives notice of its
                                                desire to renew no less than
                                                thirty (30) days prior to the
                                                Maturity Date, provided,
                                                however, that notwithstanding
                                                anything to the contrary in the
                                                Agreement, if and only if the
                                                Agreement is terminated before
                                                the Maturity Date, Borrower will
                                                not have to pay the Early
                                                Termination Fee (as defined in
                                                Section 3 of this Schedule)."

         Section 2. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

         (a) Payment by Borrower to Coast of an amendment fee in the amount of $6,250, which fee is fully-earned and non-refundable; and

         (b) Receipt by Coast of a copy of this Amendment executed by Borrower.


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         Section 3. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representations, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

         Section 4. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other aspects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 5. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                  BORROWER:

                                  THE CREDIT STORE, INC.,
                                  a California corporation


                                  By___________________________________________
                                              President orVice President
                                               Chief Financial Officer


                                  COAST:

                                  COAST BUSINESS CREDIT,
                                  a division of Southern Pacific Bank


                                  By:   /s/ Michael Philippe
                                        -------------------------------
                                  Title:  Chief Financial Officer
                                        -------------------------------